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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): AUGUST 29, 2006


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                     000-21139               38-3185711
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)



              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)




                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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ITEM 8.01  OTHER EVENTS.

         Dura Automotive Systems, Inc. (the "Company") has elected to defer the dividend payment on the 7 1/2% Convertible Trust Preferred Securities issued by the Dura Automotive Capital Trust that would have otherwise been paid on September 30. The 7 1/2% Convertible Trust Preferred Securities are traded on the Nasdaq Global Market under the symbol "DRRAP". The terms of the Dura Automotive Capital Trust and the underlying 7 1/2% Convertible Subordinated Debentures due 2028 issued by the Company to the Capital Trust permit the deferral of dividends and the underlying interest payments on the Debentures for up to 20 consecutive quarters. This is the first such deferral and any decision on any future deferrals will be reviewed on a quarterly basis. The deferral of the dividend is consistent with the Company's ongoing evaluation of its capital structure.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                DURA AUTOMOTIVE SYSTEMS, INC.


Date: August 29, 2006           By /s/ Keith R. Marchiando
                                   -----------------------
                                   Keith R. Marchiando
                                   Vice President, Chief Financial Officer
                                   (principal accounting and financial officer)




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